UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 8, 2005
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                           MANHATTAN SCIENTIFICS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        0-28411            85-0460639
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)

       405 Lexington Avenue, 32nd Floor, New York, New York     10174
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            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 551-0577
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                                 Not applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Manhattan Scientifics, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 8, 2005, Manhattan Scientifics, Inc. (the "Company") terminated a Technology License Agreement dated December 4, 2003 (the "Agreement") by and between the Company and Energy Related Devices, a New Mexico corporation ("ERD"). The Agreement granted ERD a non-exclusive license to the Company's micro fuel cell intellectual property (the "MFC Intellectual Property") pursuant to which ERD would pay the Company royalties for products or services derived from or based on the MFC Intellectual Property. On March 2, 2005, the Company provided notice to ERD of termination of the Agreement for (i) ERD's failure to pay royalties due under the Agreement, (ii) improper licensing of the MFC Intellectual Property and (iii) the disclosure of confidential information. Pursuant to the terms of the Agreement, the Company provided ERD a sixty day period to cure the events of default (the "Events of Default"). ERD failed to cure the Events of Default and the Company subsequently terminated the Agreement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         10.1     Technology License Agreement dated December 4, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MANHATTAN SCIENTIFICS, INC.
                                            -----------------------------
                                                     (Registrant)


Date     July 25, 2005
     -----------------                  By:         /s/ Marvin Maslow
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                                        Name        Marvin Maslow
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                                        Title:      Chief Executive Officer
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